SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 28, 2002
(Date of earliest event reported)

Commission File No. 333-62547



                        Asset Backed Funding Corporation
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          Delaware                                      75-2533468
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  (State of Incorporation)                  (I.R.S. Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina                                 28255
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Address of principal executive offices                  (Zip Code)



                               (704) 386-2400
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                    Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            On February 28, 2002, Asset Backed Funding Corporation (the "Corporation"), sold Mortgage Loan Asset-Backed Certificates, Series 2002-CB1, Class A-1A, Class A-2A, Class A-2B, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 (the "Offered Certificates"), having an aggregate original principal balance of $232,487,000.00. The Offered Certificates were issued pursuant to the Pooling and Servicing Agreement, dated as of February 1, 2002 (the "Agreement"), among the Corporation, as depositor, C-BASS, as seller, Litton Loan Servicing LP ("Litton"), as servicer, U.S. Bank National Association, as trustee, and JPMorgan Chase Bank, as certificate administrator, a copy of which is filed as an exhibit hereto. Mortgage Loan Asset-Backed Certificates, Series 2002-CB1, Class N, Class X, Class R, Class R-5 and Class R-6 (the "Private Certificates" and, together with the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement but were not publicly offered.

            As of the date of initial issuance, the Offered Certificates evidenced beneficial ownership interests in a trust (the "Trust"), consisting primarily of fixed-rate FHA insured and VA guaranteed mortgage loans, conventional fixed-rate mortgage loans and adjustable rate mortgage loans, secured by mortgages creating first or second liens on one- to four-family properties and certain other property. The remaining undivided interests in the Trust are evidenced by the Private Certificates.

            Interest on the Offered Certificates will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement.

            An election will be made to treat certain assets of the Trust as one or more real estate mortgage investment conduits for federal income tax purposes (each, a "REMIC").

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------------       -----------

(EX-4)                  Pooling and Servicing Agreement, dated as of February
                        1, 2002, among Asset Backed Funding Corporation, C-BASS, Litton, U.S Bank National Association and JPMorgan Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ASSET BACKED FUNDING CORPORATION

February 28, 2002

                                         By: /s/ Shahid Quraishi
                                             --------------------------------
                                             Name:  Shahid Quraishi
                                             Title: President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.     Description                                      Electronic (E)
-----------     -----------                                      --------------

(EX-4)          Pooling and Servicing Agreement, dated as of            E
                February 1, 2002, among Asset Backed Funding
                Corporation, C-BASS, Litton, U.S. Bank
                National Association and JPMorgan Chase
                Bank.